Exhibit 10.4

THIRD AMENDMENT TO

JUNIOR SECURITY AGREEMENT

THIS THIRD AMENDMENT TO JUNIOR SECURITY AGREEMENT (this “Third Amendment”) is made and entered as of March 25, 2014, by and between MRI INTERVENTIONS, INC., f/k/a SurgiVision, Inc., a Delaware corporation (the “Company”), and LANDMARK COMMUNITY BANK, a Tennessee state-chartered bank, in its capacity as collateral agent (the “Collateral Agent”) for the ratable benefit of the registered holders (the “Holders”) of the Company’s Junior Secured Promissory Notes due 2020 (the “Notes”).

W I T N E S S E T H:

WHEREAS, the Company and the Collateral Agent, on behalf of the Holders, entered into that certain Junior Security Agreement dated as of November 5, 2010, as amended by that certain First Amendment dated as of April 5, 2011 and that certain Second Amendment dated October 14, 2011 (as amended, the “Security Agreement”);

WHEREAS, the terms of the Security Agreement may be amended by the Company and the Collateral Agent with the consent of Holders of a majority in aggregate principal amount of the Notes outstanding (the “Required Holders”);

WHEREAS, the Required Holders have consented to the amendment of the terms of the Security Agreement as set forth below; and

WHEREAS, with the consent of the Required Holders, the Company and the Collateral Agreement desire to amend the terms of the Security Agreement as set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Collateral Agent, on behalf of the Holders, hereby agree as follows:

1.     Defined Terms. Capitalized terms used in this Amendment without definition shall have the same meanings ascribed to such terms in Section 1 of the Security Agreement.

2.     Amendment to Section 1 (Definitions).

(a) Section 1 of the Security Agreement (Definitions) is hereby amended by adding the following new defined terms thereto:

“Notes Offering Debt” shall mean all indebtedness, including principal and all accrued interest thereon, outstanding from time to time under the Second Priority Notes.

“Second Priority Note Holders” shall mean the persons in whose names the Second Priority Notes are registered.

“Second Priority Notes” shall mean those certain 12% Second-Priority Secured Non-Convertible Promissory Notes Due 2019 to be issued by the Company, as such notes may be amended and in effect from time to time.

(b) Section 1 of the Security Agreement (Definitions) is hereby further amended by deleting the defined terms “BSC Debt,” “Bridge Debt,” “Bridge Notes,” and “Bridge Note Holders.”

(c) Section 1 of the Security Agreement (Definitions) is hereby further amended by deleting the defined terms “Senior Debt” and “Senior Lender” and substituting the following therefor:

“Senior Debt” shall mean the Brainlab Debt and/or the Notes Offering Debt.

“Senior Lender” shall mean (i) Brainlab AG., so long as any Brainlab Debt remains outstanding, and/or (ii) the Second Priority Note Holders, so long as any Notes Offering Debt remains outstanding.

3.     Miscellaneous. On and after the date hereof, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Third Amendment. Except as expressly provided in this Third Amendment, all other terms, conditions and provisions of the Security Agreement shall continue in full force and effect as provided therein. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[The next page is the signature page]

IN WITNESS WHEREOF, the Company and the Collateral Agent have executed and delivered this Third Amendment on the date first above written.

COMPANY:

MRI INTERVENTIONS, INC.

By:	/s/ Kimble Jenkins
Name:	Kimble Jenkins
Title:	CEO

COLLATERAL AGENT:

LANDMARK COMMUNITY BANK,
as collateral agent for the ratable benefit of the Holders

By:	/s/ Wm. Bryan Jones
Name:	Wm. Bryan Jones
Title:	S.V.P.

3